                                                                   EXHIBIT 10(E)

                                                                     87 1533 004
                                                          System Contract #.1983

                   TRANSCONTINENTAL GAS PIPE LINE CORPORATION

                                SERVICE AGREEMENT

                                     between

                   TRANSCONTINENTAL GAS PIPE LINE CORPORATION

                                       and

                        TRANSCO ENERGY MARKETING COMPANY
                      As Agent for ALABAMA GAS CORPORATION

                                      DATED

                                 AUGUST 1, 1991

                                                                     87 1533 004

TRANSCONTINENTAL GAS PIPE LINE CORPORATION

                                SERVICE AGREEMENT

      THIS AGREEMENT entered into this lst day of August, 1991, by and between TRANSCONTINENTAL GAS PIPE LINE CORPORATION, a Delaware corporation, hereinafter referred to as "Seller," first party, and TRANSCO ENERGY MARKETING COMPANY, as Agent for ALABAMA GAS CORPORATION, hereinafter referred to as "Buyer;" second party,

                               W I T N E S S E T H

      WHEREAS, Buyer has requested Seller to receive certain quantities of natural gas at various points downstream of Seller's Compressor Station No. 70 on Seller's mainline in the State of Mississippi and transport such gas, on a firm basis, to the existing interconnections between Seller and Alabama Gas Corporation ("Alagasco") in Chilton and Dallas Counties, Alabama; and

      WHEREAS, Seller agrees to receive, transport and redeliver or cause the redelivery of such quantities of natural gas as requested under the terms and conditions hereinafter set forth;

      NOW, THEREFORE, Seller and Buyer agree as follows:

                                    ARTICLE I
                           GAS TRANSPORTATION SERVICE

      1. Subject to the terms and provisions of this agreement and of Seller's Rate Schedule FT, Buyer agrees to deliver or cause to be delivered to Seller gas for transportation and Seller agrees to receive, transport and redeliver natural gas to Buyer or for the account of Buyer, on a firm basis, up to the dekatherm equivalent of a Transportation Contract Quantity ("TCQ") of 100,000 Mcf per day.

      2. Transportation service rendered hereunder shall not be subject to curtailment or interruption except as provided in Section 11 of the General Terms and Conditions of Seller's FERC Gas Tariff.

                                   ARTICLE II
                               POINT(S) OF RECEIPT

      Buyer shall deliver or cause to be delivered gas at the point(s) of receipt hereunder at a pressure sufficient to allow the gas to enter Seller's pipeline system at the varying pressures that may exist in such system from time to time; provided, however, that such pressure of the gas delivered or caused to be delivered by Buyer shall not exceed the maximum operating pressure(s) specified below. In the event the maximum operating pressure(s) of Seller's pipeline system, at the point(s) of receipt hereunder, is from time to time increased or decreased, then the maximum allowable pressure(s) of the gas delivered or caused to be delivered by Buyer to Seller at the point(s) of receipt shall be correspondingly increased or decreased upon written notification of Seller to Buyer. The point(s) of receipt for natural gas received for transportation pursuant to this agreement shall be:

                       See EXHIBIT A for Points of Receipt

                                   ARTICLE III
                              POINT(S) OF DELIVERY

      Seller shall redeliver to Buyer or for the account of Buyer the gas transported hereunder at the following point(s) of delivery and at a pressure(s) of:

                      See EXHIBIT B for Points of Delivery

                                   ARTICLE IV
                                TERM OF AGREEMENT

      This agreement shall be in effect as of August 1, 1991 and shall remain in force and effect until 8:00 a.m. Eastern Standard Time October 31, 2002 and thereafter until terminated by Seller or Buyer upon at least three (3) years written notice; provided, however, this agreement shall terminate immediately and, subject to the receipt of necessary authorizations, if any, Seller may discontinue service hereunder if (a) Buyer, in Seller's reasonable judgement fails to demonstrate credit worthiness, and (b) Buyer fails to provide adequate security in accordance with Section 8.3 of Seller's Rate Schedule FT. As set forth in Section 8 of Article II of Seller's August 7, 1989 revised Stipulation and Agreement in Docket 88-68 et. al., (a) pregranted abandonment under Section
284.221 (d) of the Commission's Regulations shall not apply to any long term conversions from firm sales service to transportation service under Seller's Rate Schedule FT and (b) Seller shall not exercise its right to terminate this service agreement as it applies to transportation service resulting from conversions from firm sales service so long as Buyer is willing to pay rates no less favorable than Seller is otherwise able to collect from third parties for such service.

                                    ARTICLE V
                             RATE SCHEDULE AND PRICE

      1. Buyer shall pay Seller for natural gas delivered to Buyer hereunder in accordance with Seller's Rate Schedule FT and the applicable provisions of the General Terms and Conditions of Seller's FERC Gas Tariff as filed with the Federal Energy Regulatory Commission, and as the same may be legally amended or superseded from time to time. Such Rate Schedule and General Terms and Conditions are by this reference made a part hereof.

      2. Seller and Buyer agree that the quantity of gas that Buyer delivers or causes to be delivered to Seller shall include the quantity of gas retained by Seller for applicable compressor fuel, line loss make-up in providing the transportation service hereunder, which quantity may be changed from time to time and which will be specified in the currently effective Sheet No. 44 of Volume No. 1 of this Tariff which relates to service under this agreement and which is incorporated herein.

      3. In addition to the applicable charges for firm transportation service pursuant to Section 3 of Seller's Rate Schedule FT, Buyer shall reimburse Seller for any and all filing fees incurred as a result of Buyer's request for service under Seller's Rate Schedule FT, to the extent such fees are imposed upon Seller by the Federal Energy Regulatory Commission or any successor governmental authority having jurisdiction.

                                   ARTICLE VI
                                  MISCELLANEOUS

      1. This Agreement supersedes and cancels as of the effective date hereof the following contract(s) between the parties hereto:

            Agreement between Buyer and Seller dated November 21, 1987.

      2. No waiver by either party of any one or more defaults by the other in the performance of any provisions of this agreement shall operate or be construed as a waiver of any future default or defaults, whether of a like or different character.

      3. The interpretation and performance of this agreement shall be in accordance with the laws of the State of Texas, without recourse to the law governing conflict of laws, and to all present and future valid laws with respect to the subject matter, including present and future orders, rules and regulations of duly constituted authorities.

      4. This agreement shall be binding upon, and inure to the benefit of the parties hereto and their respective successors and assigns.

      5. Notices to either party shall be in writing and shall be considered as duly delivered when mailed to the other party at the following address:

            (a)   If to Seller:

                  Transcontinental Gas Pipe Line Corporation
                  P. O. Box 1396
                  Houston, Texas 77251

                  Attention: Customer Services

            (b)   If to Buyer:

                  Transco Energy Marketing Company
                  as Agent for Alabama Gas Corporation
                  P. O. Box 1396
                  Houston, Texas 77251

                  Attention: Natural Gas Marketing

Such addresses may be changed from time to time by mailing appropriate notice thereof to the other party by certified or registered mail.

      IN WITNESS WHEREOF, the parties hereto have caused this agreement to be signed by their respective officers or representatives thereunto duly authorized.

                                    TRANSCONTINENTAL GAS PIPE LINE
                                             CORPORATION
                                               (Seller)

                                    By
                                        ----------------------------------------
                                        Thomas E: Skains
                                        Senior Vice President
                                        Transportation and Customer Services

                                    TRANSCO ENERGY MARKETING COMPANY
                                    as Agent for ALABAMA GAS CORPORATION
                                                (Buyer)

                                    By
                                        ----------------------------------------
                                    Title
                                          --------------------------------------

                                                                     87 1533 004

TRANSCONTINENTAL GAS PIPE LINE CORPORATION

                                   EXHIBIT "A"
                                      (FT)

                                                                    Buyer's
                                                               Mainline Capacity
                                                                  Entitlement
Point(s) of Receipt                                                 (Mcf/d)*
-------------------                                            -----------------
1.    Discharge Side of Seller's Compressor                         100,000
      Station 70 at M.P. 661.77 in Walthall
      County, Mississippi. (M.P. 661.77 -
      Station 70 Discharge TP# 7142)

2.    Existing Point of Interconnection between                     100,000
      Seller and United Gas Pipe Line Company
      at Walthall (Seller Meter No. 3095),
      Walthall County, Mississippi. (Walthall-
      UGPL TP# 6310)***

3.    Existing Point of Interconnection between                     100,000
      Seller and Meter named Darbun-Pruett 34-10
      (Seller Meter No. 3446) at M.P. 668.46 on
      Sellers Main Transmission Line, Darbun
      Field, Walthall County, Mississippi.
      (Darbun Pruett TP# 6750)

4.    Existing Point of Interconnection between                     100,000
      Seller and Meter named Ivy Newsome (Seller
      Meter No. 3413) in Marion County,
      Mississippi. (Ivy Newsome TP# 6179)

5.    Existing Point of Interconnection between                     100,000
      Seller and West Oakvale Field at M.P.
      680.47-Marion County, Mississippi.
      (M.P. 680.47-West Oakvale Field TP# 7144)

6.    Existing Point of Interconnection between                     100,000
      Seller and East Morgantown Field at M.P.
      680.47 in Marion County, Mississippi.
      (M.P. 680.47-E. Morgantown Field TP# 7145)

7.    Existing Point of Interconnection between                     100,000
      Seller and Greens Creek Field, at M.P.
      681.84 Marion County, Mississippi.
      (M.P. 681.84 Greens Creek Field TP# 7146)

TRANSCONTINENTAL GAS PIPE LINE CORPORATION

                                   EXHIBIT "A"
                                   (Continued)

                                                                    Buyer's
                                                               Mainline Capacity
                                                                  Entitlement
Point(s) of Receipt                                                 (Mcf/d)*
-------------------                                            -----------------
8.    Existing Point of Interconnection between                     100,000
      Seller and Meter named M.P. 685.00-Oakville
      Unit 6-6 in Jefferson Davis County,
      Mississippi. (M.P. 685.00-Oakville Unit 6-6
      TP# 1376)

9.    Existing Point of Interconnection between                     100,000
      Seller and Meter named M.P. 687.23-Oakvale
      Field in Marion County, Mississippi.
      (M.P. 687.23-Oakvale Field TP# 7147)

10.   Existing Point of Interconnection between                     100,000
      Seller and Bassfield at named M.P. 696.40
      in Marion County, Mississippi. (M.P. 696.40
      Bassfield TP# 9439)

11.   Existing Point of Interconnection between                     100,000
      Seller and Meter named Lithium/Holiday
      Creek-Frm (Seller Meter No. 3418), in
      Jefferson Davis County, Mississippi.
      (Lithium/Holiday Creek-Frm TP# 7041).

12.   Existing Point of Interconnection between                     100,000
      Seller and S. W. Sumrall Field and Holiday
      Creek at M.P. 692.05-Holiday Creek in
      Jefferson Davis, Mississippi. (M.P. 692.05-
      Holiday Creek TP# 7159)

13.   Exiting Point of Interconnection between                      100,000
      Seller and ANR Pipe Line Company at
      Holiday Creek (Seller Meter No. 3241),
      Jefferson Davis County, Mississippi.
      (Holiday Creek-ANR TP# 398)

TRANSCONTINENTAL GAS PIPE LINE CORPORATION

                                   EXHIBIT "A"
                                   (Continued)

                                                                    Buyer's
                                                               Mainline Capacity
                                                                  Entitlement
Point(s) of Receipt                                                 (Mcf/d)*
-------------------                                            -----------------
14.   Existing Point of Interconnection between                     100,000
      Seller and Mississippi Fuel Company at
      Jeff Davis (Seller Meter No. 3252),
      Jefferson Davis County, Mississippi.
      (Jefferson Davis County-Miss Fuels
      TP# 6579)***

15.   Existing Point of Interconnection between                     100,000
      Seller and Meter named Jefferson Davis-Frm
      (Seller Meter No. 4420), in Jefferson Davis
      County, Mississippi. (Jefferson Davis-Frm
      TP# 7033)

16.   Existing Point of Interconnection between                     100,000
      Seller and Carson Dome Field M.P. 696.41,
      in Jefferson Davis County, Mississippi.
      (M.P. 696.41-Carson Dome Field TP# 7148)

17.   Existing Point of Interconnection between                     100,000
      Seller and Meter Station named Bassfield-
      ANR Company at M.P. 703.17 on Seller's Main
      Transmission Line (Seller Meter No. 3238),
      Covington County, Mississippi.  (Bassfield-
      ANR TP# 7029)

18.   Existing Point of Interconnection between                     100,000
      Seller and Meter named Patti Bihm # l
      (Seller Meter No. 3468), in Covington
      County, Mississippi. (Patti Bihm # 1
      TP# 7629)

19.   Discharge Side of Seller's Compressor                         100,000
      at Seller's Eminence Storage Field
      (Seller Meter No. 4166 and 3160)
      Covington County, Mississippi.
      (Eminence Storage TP# 5561)

TRANSCONTINENTAL GAS PIPE LINE CORPORATION

                                   EXHIBIT "A"
                                   (Continued)

                                                                    Buyer's
                                                               Mainline Capacity
                                                                  Entitlement
Point(s) of Receipt                                                 (Mcf/d)*
-------------------                                            -----------------
20.   Existing Point of Interconnection between                     100,000
      Seller and Dont Dome Field at M.P. 713.39
      in Covington County, Mississippi.
      (M.P. 713.39 - Dont Dome TP# 1396)

21.   Existing Point of Interconnection between                     100,000
      Seller and Endevco in Covington County,
      Mississippi. (Hattiesburg-Interconnect
      Storage TP# 1686)

22.   Existing Point at U.P. 719.58 on Seller's                     100,000
      Main Transmission Line (Seller Meter No.
      354.4), Centerville Dome Field, Jones
      County, Mississippi. (Centerville Dome
      Field TP# 1532)

23.   Existing Point at M.P. 727.78 on                              100,000
      Seller's Main Transmission Line,
      Jones County, Mississippi. (Jones
      County-Gitano TP# 7166)

24.   Existing Point of Interconnection between                     100,000
      Seller and a Meter named Koch Reedy Creek
      (Seller Meter No. 3333), Jones County,
      Mississippi. (Reedy Creek-Koch TP# 670)

25.   Existing Point of Interconnection between                     100,000
      Seller and Meter named Sharon Field
      (Seller Meter No. 3000), in Jones County,
      Mississippi. (Sharon Field TP# 419)

26.   Existing Point of Interconnection between                     100,000
      Seller and Tennessee Gas Transmission
      Company at Heidelberg (Seller Meter No. 3109),
      Jasper County, Mississippi. (Heidelberg-
      Tennessee TP# 6120)***

TRANSCONTINENTAL GAS PIPE LINE CORPORATION

                                   EXHIBIT "A"
                                   (Continued)

                                                                    Buyer's
                                                               Mainline Capacity
                                                                  Entitlement
Point(s) of Receipt                                                 (Mcf/d)*
-------------------                                            -----------------
27.   Existing Point of Interconnection between                     100,000
      Seller and Mississippi Fuel Company at
      Clarke (Seller Meter No. 3254),
      Clarke County, Mississippi. (Clarke County-
      Miss Fuels TP# 6047)***

28.   Existing Point of Interconnection between                     100,000
      Seller and Meter named Clarke County-Koch
      at M.P. 757.29 in Clarke County, Mississippi.
      (Clarke County-Koch TP# 5566)

29.   Existing Point of Interconnection between                     100,000
      Seller and Meter named M.P. 784.66 - Mobile
      Bay in Butler Co., Alabama (M.P. 784.66 -
      MB But TP #8244)

Buyer shall not tender, without the prior consent of Seller, at any point(s) of receipt on any day a quantity in excess of the applicable Buyer's Mainline Capacity Entitlement for such point(s) of receipt.

----------------------

* These quantities do not include the additional quantities of gas retained by Seller for applicable compressor fuel and line loss make-up provided for in Article V, 2 of this Service Agreement, which are subject to change as provided for in Article V, 2 hereof. Receipt of gas limited to physical capacity of the receipt point.

**    Receipt of gas by displacement only.

*** Receipt of gas limited to physical capacity of Seller's lateral line facilities.

                                                                     87 1533 004

TRANSCONTINENTAL GAS PIPE LINE CORPORATION

                                    Exhibit B

      Point(s) of Delivery                            Pressure
      --------------------                            --------
1.    Existing interconnection between Seller         Not less than fifty (50) pounds per
      and Alagasco at Milepost 875.80 in              square inch gauge or at such other
      Dallas County, AL (Selma).                      pressures as may be agreed upon in
                                                      the day-to-day operations of Buyer
                                                      and Seller.

2.    Existing interconnection between Seller         Not less than fifty (50)  pounds per
      and Alagasco at Milepost 904.06 in              square inch gauge or at such other
      Chilton County, AL (Verbena).                   pressures as may be agreed upon in
                                                      the day-to-day operations of Buyer
                                                      and Seller.

3.    Seller's Eminence Storage Field,                Prevailing pressure in Seller's
      Covington County, MS.                           pipeline system not to exceed
                                                      maximum allowable operating pressure.